                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2002


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       001-14649             54-1910453
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)



            160 Exeter Drive
          Winchester, Virginia                           22603-8605
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (540) 542-6800

Item 5.    Other Events.

           On February 25, 2002, Trex Company, Inc. issued a press release regarding its unaudited financial results for the fourth quarter and the year ended December 31, 2001. A copy of such press release is included as an exhibit to this report and incorporated herein by reference under this Item 5.

Item 7.    Financial Statements and Exhibits.

           The following exhibit is filed as part of this report:

99.1       Press Release of Trex Company, Inc. dated February 25, 2002

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

..
                                            TREX COMPANY, INC.


Date:  March 6, 2002                        /s/ Andrew U. Ferrari
                                            ------------------------------
                                            Andrew U. Ferrari
                                            Executive Vice President of
                                              Marketing and Business Development

                                  Exhibit Index

Exhibit
-------

99.1      Press Release of Trex Company, Inc. dated February 25, 2002.